Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT AND
EXTENSION AND DECREASE AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT AND EXTENSION AND DECREASE AGREEMENT, dated as of July 2, 2015 (this “Amendment”), is by and among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), each Person designated on the signature pages hereto as an “Extending Lender” (collectively, the “Extending Lenders”), each Person designated on the signature pages hereto as a “New Lender” (collectively, the “New Lenders”), each Person designated on the signature pages hereto as an “Exiting Lender” (collectively, the “Exiting Lenders”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), a Swing Line Lender and an L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Borrower, the Exiting Lenders, the Extending Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 6, 2012 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested that the Revolving Credit Commitment Termination Date for each Lender be extended to the date that is 364 days after the Revolving Credit Commitment Termination Date in effect immediately prior to giving effect to this Amendment (the “Extension”);

WHEREAS, the Aggregate Commitments will be decreased to $525,000,000;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended, as more fully provided herein; and

WHEREAS, the parties hereto are willing to agree to the foregoing, subject to the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment which are defined in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”), shall have the meanings assigned to such terms in the Amended Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2. Extension of Revolving Credit Commitment Termination Date. Each Extending Lender and each New Lender hereby (a) agrees to the Extension and (b) agrees that, effective as of the date hereof, the Revolving Credit Commitment Termination Date with respect to such Person’s Commitment shall be July 1, 2016 (which is the day that is 364 days after the Revolving Credit Commitment Termination Date in effect on the date hereof immediately prior to giving effect to this Amendment).

SECTION 3. New Lenders; Termination of Commitments of Exiting Lenders.

Effective as of the date hereof:

(a) each New Lender hereby (i) provides a Commitment equal to the amount set forth opposite such New Lender’s name on Schedule 2.01(a) attached hereto and (ii) becomes a Lender under the Amended Credit Agreement (as it may be further amended, restated, supplemented or otherwise modified from time to time) for all purposes to the same extent as if originally a party thereto and shall be bound thereby and entitled to the benefits thereof; and

(b) the Commitment of each Exiting Lender is hereby terminated in full and each Exiting Lender shall cease to be a party to the Credit Agreement and shall no longer be a Lender. Each Exiting Lender joins in the execution of this Amendment solely for the purposes of acknowledging the termination of its Commitment pursuant to this Section 3(b).

For the avoidance of doubt, the decrease in the Aggregate Commitments pursuant to this Section 3 shall not affect the Borrower exercising its rights under Section 2.15 of the Credit Agreement.

SECTION 4. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Cover Page. The cover page to the Credit Agreement is hereby amended by replacing such cover page in its entirety with Exhibit A attached hereto.

(b) Section 1.01 - “Applicable Rate”. The definition of the term “Applicable Rate” contained in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means the following percentages per annum, based upon the Debt Rating as set forth below:

Applicable Rate
Pricing Level	Debt Ratings S&P/Moody’s	Applicable Rate for Facility Fee Rate	Applicable Rate for Eurodollar Rate Loans and Letters of Credit	Applicable Rate for Base Rate Loans and Swing Line Loans at Base Rate

1	A/A2 or higher	0.075%	0.800%	0.000%
2	A-/A3	0.100%	0.900%	0.000%
3	BBB+/Baa1	0.125%	1.000%	0.000%
4	BBB/Baa2	0.150%	1.100%	0.100%
5	BBB-/Baa3 or lower or unrated	0.200%	1.300%	0.300%

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(a) Section 1.01 - “Arranger”. The definition of the term “Arranger” contained in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Arranger” means J.P. Morgan Securities LLC, in its capacities as arranger and bookrunner.

(b) Section 1.01 - “FATCA”. The definition of the term “FATCA” contained in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“FATCA” Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.

(c) Arrangers. (i) Each reference in the Credit Agreement to “Arrangers” is hereby amended to refer to “Arranger” and (ii) each reference in the Credit Agreement to “each Arranger” or “any Arranger” is hereby amended to refer to “the Arranger”.

(d) Section 3.01(e)(iii). Section 3.01(e)(iii) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

For purposes of determining withholding Taxes imposed under FATCA, from and after July 2, 2015, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent and the Borrower to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(e) Schedule 2.01(a). Schedule 2.01(a) of the Credit Agreement is hereby amended by replacing such schedule in its entirety with Schedule 2.01(a) attached hereto.

SECTION 5. Representations and Warranties.

To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants that, as of the date hereof:

(a) both immediately before and after giving effect to this Amendment, all representations and warranties of the Borrower contained in Article V of the Credit Agreement, and which are contained in any Loan Document furnished by the Borrower at any time under, or in connection with, this Amendment or the Credit Agreement, are true and correct, except to the extent that such representations and warranties specifically refer to a different date, in which case they are true and correct as of such date and except that the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

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(b) both immediately before and after giving effect to this Amendment, no Default or Event of Default exists;

(c) the execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require, pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect;

(d) this Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or the performance by, or enforcement against, the Borrower of the Amended Credit Agreement.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above when, and only when,

(a) the Administrative Agent shall have received:

(i) counterparts of this Amendment duly executed and delivered by each party hereto;

(ii) an opinion of counsel to the Borrower addressed to the Administrative Agent and each Lender party to the Amended Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent as to such customary matters regarding this Amendment and the Amended Credit Agreement as the Administrative Agent may reasonably request;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of the secretary or an assistant secretary of the General Partner or the Delegate, as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the Amended Credit Agreement;

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(iv) a certificate dated as of the date hereof signed by a Responsible Officer of the Borrower certifying as to the matters set forth in Section 5(a) and Section 5(b) above;

(v) such evidence as the Administrative Agent may reasonably request to verify that the Borrower is duly organized or formed, validly existing and in good standing in the jurisdiction where organized; and

(b) the Borrower shall have (i) paid all fees it has agreed to pay in connection with this Amendment, including, without limitation, the fees set forth in that certain fee letter dated June 18, 2015, by and among the Borrower, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC, and (ii) reimbursed or paid, to the extent timely invoiced to, and reviewed by, the Borrower, all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

SECTION 7. Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 8. Counterparts.

This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of a counterpart to this Amendment may be made by facsimile or other electronic transmission in .pdf format.

SECTION 9. Effect of Amendment.

From and after the effectiveness of this Amendment, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Amended Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10. Confirmation of Loan Documents.

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The terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document, (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Amended Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents made the subject hereof. The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

SECTION 11. Headings.

Section and subsection headings in this Amendment are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Amendment.

SECTION 12. Entire Agreement.

THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ENBRIDGE ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C.,
as delegate of Enbridge Energy Company, Inc.,
its General Partner

	By:	/s/ Mark A. Maki
	Name:	Mark A. Maki
	Title:	President

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JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent, an
Extending Lender, an L/C Issuer and a Swing Line Lender

By:	/s/ Jay Javellana Name: Jay Javellana Title: Executive Director

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

SUMITOMO MITSUI BANKING
CORPORATION, as an Extending Lender

By:	/s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

BARCLAYS BANK PLC,
as an Extending Lender

By:	/s/ Vanessa Kurbatskiy Name: Vanessa Kurbatskiy Title: Vice President

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as an Extending Lender

By:	/s/ Juliette Cohen Name: Juliette Cohen Title: Managing Director

By:	/s/ Gordon Yip Name: Gordon Yip Title: Director

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

BANK OF AMERICA, N.A.,
as an Extending Lender

By:	/s/ Marc Ahlers Name: Marc Ahlers Title: Vice President

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

CREDIT SUISSE AG, TORONTO BRANCH,
as an Extending Lender

By:	/s/ Ahain Daoust Name: Ahain Daoust Title: Authorized Signatory

By:	/s/ Chris Gage Name: Chris Gage Title: Authorized Signatory

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

BRANCH BANKING & TRUST COMPANY,

as an Extending Lender

By:    /s/ DeVon J. Lang
Name: DeVon J. Lang
Title: Senior Vice President

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

BANK HAPOALIM B.M,
as an Extending Lender

By:	/s/ Helen H. Gateson Name: Helen H. Gateson Title: Vice President

By:	/s/ Charles McLaughlin Name: Charles McLaughlin Title: Senior Vice President

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

MIZUHO BANK, LTD.,

as a New Lender

By:	/s/ Brad C. Crilly Name: Brad C. Crilly Title: Senior Vice President

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

Bank of China, New York Branch,

as a New Lender

By:	/s/ Haifeng Xu Name: Haifeng Xu Title: Executive Vice President

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

Section 3(b) acknowledged and agreed to by:

GOLDMAN SACHS BANK USA,
as an Exiting Lender

By:	/s/ Rebecca Kratz Name: Rebecca Kratz Title: Authorized Signatory

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

BNP PARIBAS, acting through its Canada Branch,
as an Exiting Lender

By:      /s/ Evan Ivanov
           Name: Evan Ivanov
           Title: Director

By:      /s/ Zainuddin Ahmed
           Name: Zainuddin Ahmed
           Title: Vice President

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

U.S. BANK NATIONAL ASSOCIATION,
as an Exiting Lender

By:	/s/ John Prigge Name: John Prigge Title: Vice President

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

BANK OF CHINA (CANADA),
as an Exiting Lender

By:	/s/ Lang Rongxiang Name: Lang Rongxiang Title: Branch Manager

Amendment No. 6 to Credit Agreement and Extension and Decrease Agreement
(Enbridge Energy Partners, L.P.)

SCHEDULE 2.01(a)

COMMITMENTS
AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
JPMorgan Chase Bank, National Association	$75,000,000	14.29%
Sumitomo Mitsui Banking Corporation	$100,000,000	19.05%
Mizuho Bank, LTD.	$75,000,000	14.29%
Branch Banking & Trust Company	$50,000,000	9.52%
Bank of China (New York)	$50,000,000	9.52%
Barclays Bank PLC	$50,000,000	9.52%
Credit Suisse AG, Toronto Branch	$50,000,000	9.52%
Bank of America, N.A.	$25,000,000	4.76%
Credit Agricole Corporate and Investment Bank	$25,000,000	4.76%
Bank Hapoalim B.M	$25,000,000	4.76%

Total:	$525,000,000	100.00%

Exhibit A

COVER PAGE

(See attached.)

CREDIT AGREEMENT

Dated as of July 6, 2012

among

ENBRIDGE ENERGY PARTNERS, L.P.,
as Borrower,

JPMorgan Chase Bank, National Association,
as Administrative Agent,
a Swing Line Lender
and
an L/C Issuer

and

The Lenders Party Hereto

_________________________

J.P. Morgan Securities LLC,
Lead Arranger and Bookrunner